SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: March 28, 1997
(Date of earliest event reported)


                         MORTGAGE CAPITAL FUNDING, INC.
                             (Packager and Servicer)
                              (Issuer in Respect of
   Multifamily/Commercial Mortgage Pass-Through Certificates Series 1996-MC1)
               (Exact name of registrant as specified in charter)

         Delaware              33-25068;33-63924                13-3408716
  (State or other juris-          (Commission                (I.R.S. Employer
 diction of organization)          File Nos.)               Identification No.)


    399 Park Avenue, New York, New York                          10043
  (Address of principal executive offices)                    (Zip Code)


        Registrant's Telephone Number, including area code (212) 559-6899
              (Former name, former address and former fiscal year,
                         if changed since last report.)


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Item 5.   Other Events.


                         MORTGAGE CAPITAL FUNDING, INC.
                         Multifamily/Commercial Mortgage
                   Pass-Through Certificates, Series 1996-MC1
                   ------------------------------------------

      On July 10, 1996, the Registrant issued the Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1996-MC1 (the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of July 1, 1996 (the "Agreement").

      In connection with the distribution of principal and interest payments on the Ceritificates on the respective Distribution Dates, the Trustee under the Agreement furnished to holders of record of the Certificates Distribution Date statements. Such statements are being filed as exhibits to this report.

Item 7.   Financial Statements and Exhibits

                (a)   Not applicable

                (b)   Not applicable

                (c)   Exhibits


          Exhibit No.                      Description
          -----------                      -----------

            20.(a)     Statement to Certificateholders dated August 15, 1996.
            20.(b)     Statement to Certificateholders dated September 15, 1996.
            20.(c)     Statement to Certificateholders dated October 15, 1996.
            20.(d)     Statement to Certificateholders dated November 15, 1996.
            20.(e)     Statement to Certificateholders dated December 15, 1996.
            20.(f)     Statement to Certificateholders dated January 15, 1997.



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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


      MORTGAGE CAPITAL FUNDING, INC.
      (Registrant)

      By: /s/ Richard L. Jarocki, Jr.
         -------------------------------
          Richard L. Jarocki, Jr.
          President


    Dated: March 28, 1997


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